1 2023 Goldman Sachs U.S. Financial Services Conference December 6, 2023 Exhibit 99.1

2 This slide presentation and certain of our other filings with the Securities and Exchange Commission contain statements that constitute "forward-looking statements" within the meaning of, and subject to the protections of, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact are forward-looking statements. You can identify these forward-looking statements through Synovus' use of words such as "believes," "anticipates," "expects," "may," "will," "assumes," "predicts," "could," "should," "would," "intends," "targets," "estimates," "projects," "plans," "potential" and other similar words and expressions of the future or otherwise regarding the outlook for Synovus' future business and financial performance and/or the performance of the banking industry and economy in general. These forward-looking statements include, among others, statements on our expectations related to our future operating and financial performance, including the performance related to our strategic initiatives; our strategy and initiatives for future revenue growth, balance sheet optimization, capital management, and expense management; our expectations related to credit quality and performance; and our assumptions underlying these expectations. Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve known and unknown risks and uncertainties which may cause the actual results, performance or achievements of Synovus to be materially different from the future results, performance or achievements expressed or implied by such forward-looking statements. Forward-looking statements are based on the information known to, and current beliefs and expectations of, Synovus' management and are subject to significant risks and uncertainties. Actual results may differ materially from those contemplated by such forward-looking statements. A number of factors could cause actual results to differ materially from those contemplated by the forward-looking statements in this presentation. Many of these factors are beyond Synovus' ability to control or predict. These forward-looking statements are based upon information presently known to Synovus' management and are inherently subjective, uncertain and subject to change due to any number of risks and uncertainties, including, without limitation, the risks and other factors set forth in Synovus' filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended December 31, 2022 under the captions "Cautionary Notice Regarding Forward-Looking Statements" and "Risk Factors" and in Synovus' quarterly reports on Form 10-Q and current reports on Form 8-K. We believe these forward-looking statements are reasonable; however, undue reliance should not be placed on any forward-looking statements, which are based on current expectations and speak only as of the date that they are made. We do not assume any obligation to update any forward-looking statements as a result of new information, future developments or otherwise, except as otherwise may be required by law. This slide presentation contains certain non-GAAP financial measures determined by a method other than in accordance with generally accepted accounting principles. Such non-GAAP financial measures include adjusted non-interest revenue, adjusted revenue, and adjusted non-interest expense. The most comparable GAAP measures to these measures are total non-interest revenue, total revenue, and total non- interest expense. Management uses these non-GAAP financial measures to assess the performance of Synovus' business and the strength of its capital position. Management believes that these non-GAAP financial measures provide meaningful additional information about Synovus to assist management, investors, and bank regulators in evaluating Synovus' operating results, financial strength, the performance of its business and the strength of its capital position. However, these non-GAAP financial measures have inherent limitations as analytical tools and should not be considered in isolation or as a substitute for analyses of operating results or capital position as reported under GAAP. The non-GAAP financial measures should be considered as additional views of the way our financial measures are affected by significant items and other factors, and since they are not required to be uniformly applied, they may not be comparable to other similarly titled measures at other companies. Adjusted non-interest revenue and adjusted revenue are measures used by management to evaluate non-interest revenue and total revenue exclusive of net investment securities gains (losses), fair value adjustment on non-qualified deferred compensation, and other items not indicative of ongoing operations that could impact period-to-period comparisons. Adjusted non-interest expense is a measure utilized by management to measure the success of expense management initiatives focused on reducing recurring controllable operating costs. The computations of the non-GAAP financial measures used in this slide presentation are set forth in the appendix to this slide presentation. Management does not provide a reconciliation for forward-looking non-GAAP financial measures where it is unable to provide a meaningful or accurate calculation or estimation of reconciling items and the information is not available without unreasonable effort. This is due to the inherent difficulty of forecasting the occurrence and the financial impact of various items that have not yet occurred, are out of Synovus’ control, or cannot be reasonably predicted. For the same reasons, Synovus’ management is unable to address the probable significance of the unavailable information. Forward-looking non-GAAP financial measures provided without the most directly comparable GAAP financial measures may vary materially from the corresponding GAAP financial measures. Forward-Looking Statements Use of Non-GAAP Financial Measure

Who We Are

Founded 1888

135-year history of commercial and retail banking in the Southeast U.S.

2018

Completed transition from multiple legacy banking platforms to singularly branded Synovus name and platform

2019

Launched Synovus Forward, to further optimize revenue and reduce expenses

Acquired and integrated Florida Community Bank, deepening Florida footprint

2021

Kevin Blair appointed CEO

2022-23+

Completed Synovus Forward

Formal introduction of 4-pillar execution strategy

Launch of CIB and Maast

Balance sheet and expense rationalization initiatives

Branches	**246**
ATMs	**358**
Assets	**$59B**
Loans	**$44B**
Deposits	**$50B**

2023
Voice of the Team Member survey revealed a **Team member engagement and favorability that ranks in the top 5%** of the industry.

Greenwich Excellence

20 Greenwich **Excellence and Best Brand** Awards

J.D. Power 2023 **Best Retail Banking Customer Satisfaction** in the Southeast Region and **#1 for Trust**



The **SYNOVUS** Name

Synergy 1 + Novus 1 = 3

Powerful Results

Communication
Collaboration
Commitment

SYNOVUS

Note: Metrics shown are as of 9/30/23

3

4 Focused on Long-term Shareholder Value Creation $147 $143 $166 $186 $198 $213 $224 $291 $314 $297 $300 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 3Q23 Core Deposits/Share(1) $2.40 $2.42 $2.83 $3.33 $4.49 $5.06 $5.46 $5.67 $5.95 $7.16 $7.12 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 LTM PPNR/Share(1) $0.88 $1.33 $1.62 $1.89 $2.17 $3.47 $3.47 $2.30 $4.90 $4.95 $4.40 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 LTM Earnings/Share(1) $0.28 $0.31 $0.42 $0.48 $0.60 $1.00 $1.20 $1.32 $1.32 $1.36 $1.52 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 Ann. Dividends/Share(3) (1) Diluted common share; (2) 4Q22-3Q23; (3) Cash dividends declared on common stock (per common share) (2) (2)

5 Vibrant Southeast Markets Support Growth 55% 42% 68% 56% Loans Outstanding - Growth Markets Core Deposits - Growth Markets 4Q18 3Q23 Growth Markets(1) 2.1% 4.2% National SNV (1) Growth markets represent Atlanta, Savannah, South Florida, Tampa, Orlando, Jacksonville, Pensacola, Huntsville, Greenville/Spartanburg, Charleston, Nashville, Augusta and Chattanooga. Bar charts represent percentage of balances outstanding relative to all market-based banking. Excludes out-of-market banking; (2) Reflects 2022 deposit-weighted population growth by MSA. Source: S&P Capital IQ; (3) Market share data as of 6/30/23; Source: S&P Capital IQ Expanding Presence in Growing Southeast Markets(1) ’23–’28 Est. Population Growth(2) MSA Rank(3) Atlanta-Sandy Springs-Roswell, GA 4 Columbus, GA 1 Birmingham, AL 5 Athens, GA 1 Columbia, SC 5 Pensacola, FL 3 Huntsville, AL 3 Montgomery, AL 5

4Q23 Commentary 6

4Q23 Targeted Partial Securities Repositioning Details

Targeted Portfolio	Approx. $1.3 billion Weighted Avg. Book Yield ~2.3%
Estimated Loss	$80 million in 4Q23
CET1 Ratio Impact	Reduces by approx. -0.12%
Estimated Earnback	~3 Years
2024 Impact	Adds ~$25 million
Use of Proceeds	Repositioned into other HQLA

7

8 Future Production • Anticipated closing in 1Q24, with Synovus as the banking partner • As currently anticipated, GreenSky would underwrite the loans in accordance with Synovus’ credit and risk management policies • Expected to retain minimal amount of HFS loans on balance sheet • While the transactions related to legacy loans are expected to result in one-time fee income gains, the future production business will generate recurring fee income • Expected economics to Synovus are volume dependent and are included in 2024 adjusted revenue and expense guidance Legacy Loan Portfolio • There will be at least two transactions to sell the population of existing GreenSky loans to Synovus: • A sale of loans and advances is expected to close in 4Q23, resulting in approximately $12mm in fee income in 4Q23 • A sale of loans and advances is expected to close in 1Q24, resulting in approximately $5mm in fee income in 1Q24(1) • In these legacy loan transactions, the impact to Synovus’ balance sheet will be minimal A Sixth Street-led consortium has entered into an agreement with Goldman Sachs to purchase 100% of GreenSky. Negotiations are expected to result in Synovus as the primary banking partner to the GreenSky lending platform post-acquisition with minimal impact to the Synovus balance sheet. GreenSky Relationship Expanded (1) Based on current estimates as to the size of the loan pool

9 YoY Adjusted NIE impact: New initiatives (e.g., CIB/3.0%, FDIC assessment increase (2bps impact) / Increased healthcare costs ~1.5%, other core operating expenses ~0% 4Q23 Performance Trending Positively Versus Guidance Key Assumptions EoP Loans EoP Core Deposits(1) Adjusted Revenue(2) Adjuste IE(2) Effective Tax Rate CET1 Up 0 - 1% from 3Q (1) Excludes brokered; (2) Non-GAAP financial measure; see cautionary language on slide 2 and appendix for applicable reconciliation; (3) FDIC refers to expected 4Q23 special assessment of $51 million • Muted near-term growth as we focus on relationship lending and rationalize non-core credit • 2H23 seasonal benefits and new deposit acquisition supporting growth • 4Q23 NIM of ~3.05% • 4Q23 benefits from ~$12 million of fee income associated with legacy loan transactions • Estimated 46 - 47% total deposit beta in Dec. 2023 • Continued expense discipline and estimated benefit of 3Q23 and 4Q23 expense actions • Capital accretion from 4Q23 core earnings offset by expected securities portfolio repositioning and FDIC special assessment 4Q23E Range Up 1 - 2% from 3Q $550mm - $555mm $300mm – $305mm (w/out FDIC(3)) ~10.0% ~25% (~22% ex DTA write-off) NCOs/Average Loans 30 – 40 bps • Expect charge-off levels to decline slightly from 3Q23 charge-off level (40bps excluding 3Q23 loan sales) $350mm – $355mm (w/ FDIC(3)) • 4Q23 tax provision negatively impacted by DTA write-off associated with enhancing anticipated GreenSky relationship (reflected in 2024 ETR guidance) +4.00% +5.00% Previous 2023 Adjusted Expense(2) Guidance +4.00% +4.50% New +1.00% +2.00% Previous 2023 Adjusted Revenue(2) Guidance New +2.25% +2.75%

10 Manageable Updated CRE Loan Valuations Limited Commercial Loan Repricing RiskHighly Diverse Loan Mix (at 9/30/23)(1) (1) Amounts may not total due to rounding See Appendix slide 23 for detail See Appendix slide 24 for detail Well Positioned Loan Portfolio 29% 23% 9% 7% 4% 4% 3% 1% 16% 3% Middle Market and Commercial Speciality Lending Multi-Family Other CRE Hotel Office Retail Residential C&D & Land Consumer Real Estate Consumer Non-Real Estate * * CRE See Appendix slides 28-29 for detail Consumer See Appendix slide 30 for detail C&I See Appendix slides 25-27 for detail

11 Manageable Performance Across Economic Forecasts 3 Q 2 3 S c e n a r i o Pe a k U n e m p l o y m e n t G D P 2 4 (3) G D P 2 5 (3) A C L / L o a n R a t i o Upside(1) 3.60% 3.20% 2.50% 0.95% Downside(2) 7.70% -1.70% 1.40% 1.84% Consensus 4.70% 0.80% 2.00% 1.12% Slow Growth(2) 5.30% 0.70% 1.40% 1.28% Weighted (used for 3Q23 ACL) 5.07% 0.76% 1.81% 1.22% Peak COVID (4Q20) 1.71% Note: (1) Upside refers to Moody’s August 2023 "S1" Upside 10th Percentile scenario; (2) Downside scenarios carry a total weighting of 40% and correspond to Moody’s August 2023 "S3 Downside 90th Percentile Scenario" and "S5 Slow Growth scenario"; (3) August 2023 Moody's model estimates. See “Part II – Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations – Critical Accounting Policies” of our 2022 Form 10-K for qualifications surrounding a hypothetical sensitivity analysis of the ACL and “Part II - Item 8. Financial Statements and Supplementary Data – Note 1 – Summary of Significant Accounting Policies” of our 2022 Form 10-K for a discussion of the ACL methodology. In addition, refer to “Part I – Item 1. Financial Statements – Note 3 – Loans and Allowance for Loan Losses” of our 3Q 2023 Form 10-Q for further discussion of our ALL as of September 30, 2023

2024 Outlook 12

SYNOVUS

PPNR Drivers Provide Growth Beyond 1H24

2024

	Key Strategies / Growth Drivers	Forecasted 2024 Financial Outcomes
Net Interest Income	• Continued investment and growth in core relationship C&I business lines including Middle Market and CIB, offset by rationalization of non-core lending • Core deposit[2] growth supported by investment in Treasury & Payments Solutions (TPS) + emphasis on relationship banking and deposit production across all LOBs • Benefits of fixed asset repricing will provide a NIM tailwind through 2024	• 10%+ Middle Market Loan and Core Deposit[2] Growth • CIB loan growth of $500mm+ • NIM expansion of approx. +20bps from 4Q23 to 4Q24 [3]
Adjusted Non-Interest Revenue[1]	• Continued expansion of TPS offerings including near-term launch of Accelerate Payments solution • Investing in technology platform to scale primary agent syndication capabilities • Wealth Services growth, including Business Owner Wealth strategy (BOWs) • GreenSky relationship expansion	• ~10% TPS fee income growth • CIB fee income up ~100% YoY • Stable overall fee income YoY despite headwinds from consumer checking changes, lower Repo revenue and GLOBALT sale
Adjusted Non-Interest Expense[1]	• Targeted personnel reductions in areas impacted by current environment • Streamlined and automated delivery of back-office functions • Third Party and discretionary spend rationalization • Mortgage and Asset Management business optimization	• Adjusted Non-Interest Expense[1] should be relatively flat in 2024 excluding the impact of the 4Q23 FDIC special assessment

(1) Non-GAAP financial measure; see cautionary language on slide 2 and appendix for applicable reconciliation; (2) Excludes brokered; (3) Assumes flat rates from current levels (FF holds @ 5.5% with 10 year @ ~4.5%)

13

SYNOVUS®

2024 Balance Sheet Guidance

	2023E	2024E	Key Assumptions
Period End Loans	~$44.0B	0% - 3%	• Stable economic conditions • Assumes decline in CRE and Senior Housing balances as payoff activity accelerates • C&I growth continues in core verticals
Period End Core Deposits[1]	~$44.5B	2% - 6%	• Assumes DDA remixing continues with DDA/Total Deposits <25% by 4Q24 • While not included in core deposits[1], brokered deposits are expected to decline in 2024
CET1 Guidance	~10.0%	10.0% - 10.5%	• Expect opportunistic share repurchases, conditional on the economic environment

GROWTH

Core C&I & Specialty Lending — Core Deposits[1]

RATIONALIZATION

Low Return, Credit-Only Loans — Brokered Deposits

(1) Excludes brokered

14

SYNOVUS

2024 Income Statement Guidance

	2023E	2024E	Key 2024 Assumptions
Adjusted Revenue[1]	~$2.27B	(3%) to 1%	• **Flat rates from current levels** (FF holds @ 5.5% with 10 year @ ~4.5%) • Includes the impact of the anticipated 4Q23 securities portfolio repositioning • Total deposit costs peak in early 2024 • **Assume NIM bottoms in 4Q23 @ ~3.05%**, is relatively stable in 1Q and grows throughout 2024
Adjusted Non-Interest Expense[1]	~$1.26B (w/ FDIC[2])	(5%) to (1%)	• Upper and lower bound of expense range aligns with adjusted revenue[1] range • **Adjusted non-interest expense[1] is expected to be relatively flat YoY excluding the 4Q23 FDIC special assessment**
Effective Tax Rate	~23%[3]	21% to 22%	• 2024 ETR range supported by anticipated GreenSky relationship expansion and additional tax credit investments

(1) Non-GAAP financial measure; see cautionary language on slide 2 and appendix for applicable reconciliation
(2) FDIC refers to $51 million special assessment expected in 4Q23
(3) Forecasted effective tax rate inclusive of GreenSky relationship and associated 4Q DTA impact

15

16 Improving Momentum Throughout 2024... 4Q23E 4Q24E $550 – 555mm $300 – 305mm 2% - 8% (1%) - 3% Adjusted Revenue(1) Adjusted Expense(1) (w/out FDIC(2)) 4Q24E (ex GSKY(3)) 4% - 10% 4Q23E 1H24E 30 – 40 bps NCOs/ Average Loans 30 – 40 bps With Manageable Credit Loss Levels PPNR Growth Accelerating Throughout the Year (1) Non-GAAP financial measure; see cautionary language on slide 2 and appendix for applicable reconciliation (2) FDIC refers to $51 million special assessment expected in 4Q23 (3) Excludes the nonrecurring estimated 4Q23 $12 million impact of the GreenSky legacy loan transaction • ~20bps Expected NIM Expansion 4Q23 to 4Q24 • Relatively Flat Adjusted Non-Interest Expense(1) • Expansion of Core C&I Business Lines and Contribution From New Initiatives • Stability in Key Credit Indicators and CRE Maturity Schedule Provides Visibility into 1H24E

SYNOVUS

...While Reducing Uncertainty

	Theme	Supporting Trends[1]
Core Deposits[2]	Core Deposit[2] Growth	• Declining Diminishment at the Account Level • Slowing Levels of DDA Remix in 2H23 • Deposit Production up 118% YoY Through October • Forecasted Core Deposit[2] Growth of 2-3% in 2H23
Net Interest Margin	NIM Contraction to Expansion	• Near Peak Total Deposit Costs • Bond Portfolio Repositioning • Fixed Rate Repricing Will Support NIM in 1H24 and Expand NIM in 2H24
Asset Quality	Credit Profile Remains Strong	• NCOs Very Manageable and CRE Losses Modest • NPAs Expected to be Stable QoQ • Tail Risk Calculated (see slide 11 ACL estimates)
Earnings	Expanding EPS Profile	• Growth Throughout 2024 Driven by NIM Expansion and Disciplined Non-Interest Expense Control
Risk Profile	Healthy Liquidity and Capital	• Wholesale Funding Ratio[3] Expected to be <15% by 4Q23 • 3Q23 CET1 Ratio Highest Since 2015 • As of 3Q23, ACL is 10 bps above estimates using Moody's Consensus Scenario and almost 30 bps above Upside Scenario (see slide 11)

(1) References to 2024 NIM expansion assume interest rates remain stable at current levels; (2) Excludes brokered; (3) Wholesale Funding Ratio is defined as (Short-term Borrowings + Long-term Borrowings + Brokered Deposits) / Total Assets

17

18

Appendix 19

SYNOVUS

3Q23 and 4Q23E Items of Note

3Q23

$1.9mm GLOBALT sale gain

$0.9mm increase to Visa derivative accrual

Net valuation adjustment of $31.0mm in non-interest expense from auto and MOB loan sales

Gain on early extinguishment of debt of $0.5mm from open market repurchases of $9.0mm of $300mm par value 2029 Parent company subordinated debt (offsets NIE)

$17.3mm restructuring charge largely from $18.4mm in VERP termination benefits

4Q23E

Estimated securities loss of ~$80mm

Estimated gain on early extinguishment of debt of ~$4.5mm (offsets NIE)

GreenSky transaction of existing loans and advances expected to result in approximately $12mm in fee income in 4Q23

~25% 4Q23 Effective Tax Rate negatively impacted by expected DTA write-off from GreenSky relationship expansion

FDIC Special Assessment of $51mm

20

21Amounts may not total due to rounding; (1) Estimated impact across various attributed and unattributed items; (2) Fixed rate repricing estimates based on constant rates, as of 9/30/23, and incorporate various assumptions, including estimates for prepayments, spreads, and other changes across the respective fixed rate portfolios Strategic Initiatives + Environmental Tailwinds = Sustainable Earnings Growth Estimated NIM Contribution from Fixed Rate Repricing(1)(2) -1 7 11 15 23 -20 -10 0 10 20 30 40 4Q23E 1Q24E 2Q24E 3Q24E 4Q24E Securities Portfolio Fixed Loans Mortgage Loans Cash Flow Loan Hedges Time Deposits Fixed Rate Debt Cumulative NIM Impact

22 Initiatives Recent and Near-Term Non-Interest Expense Actions Third-Party Spend Discretionary Spend Business Optimization Personnel Impacts Back Office Optimization Real Estate • Volume related reductions in FTE • Centralization of common support resources • Process automation • Reduction of non- essential/redundant third party spend • Renegotiation of contracts • In-sourcing / out-sourcing to optimize spend • Low volume branch optimization • Rationalization of corporate space usage • Marketing • Sponsorships • Travel/entertainment • Mortage Modernization • GLOBALT sale • Voluntary Early Retirements • FTE reduction in targeted areas • Consolidation of roles through vacancies

23 - 100 200 300 400 500 4Q23 1Q24 2Q24 3Q24 4Q24 1Q25 2Q25 3Q25 4Q25 M a tu ri ty B a la n ce ( $ m m ) >500bps 300bps - 500bps 100bps - 300bps <100bps Note: Contractual maturity profile as of 10/31/23; balances include C&I, Owner-Occupied CRE, and Non-OO CRE fixed-rate loans and variable-rate loans with client-swap; Excludes certain extendable loan balances Commercial Loan Fixed Rate Repricing Repricing estimate based on maturing coupon versus recent new volume pricing of ~7.7% to ~8.0% • This chart includes both C&I and CRE fixed rate loans and client-swapped floating rate loans • Contractual maturities through 2025 represent <20% of total loans in these fixed-rate portfolios; average maturity is ~4.7 years • Only a small portion of resetting loans would likely have rate reset larger than what variable-rate loans have experienced through the hiking cycle (i.e., 500bps+ rate increase) Repricing Estimate Loan maturities >300bps below current market rates are heavily weighted to 4Q24 and beyond

24 $10 $21 $67 $81 $279 $547 $565 $977 $- $200,000,000 $400,000,000 $600,000,000 $800,000,000 $1,000,000,000 $1,200,000,000 1Q24 2Q24 3Q24 4Q24 Loans w/ Estimated >75% LTV Total 2024 CRE Maturities Limited 2024 CRE Maturities Above 75% LTV Estimated to have LTV>75% when using projected 2024 cap rates(1) 7.5% Only Note: This analysis includes IPRE loans greater than $1mm. (1) Methodology for calculated LTV differs from LTVs noted on pages 28 and 29 which generally utilize the most recent appraisal Current LTV updated using estimated current market cap rates by CRE type The estimation of 2024 cap rates was performed by adding 175-400 bps to troughs in 2022 ($ in millions)

25 Credit Indicator 3Q23 NPL Ratio 0.80% Net Charge-off Ratio (annualized) 0.65% 30+ Days Past Due Ratio 0.08% 90+ Days Past Due Ratio 0.01% • Wholesale Bank (includes Large Corporate, Middle Market, and Specialty Lines) represents 73% of C&I balances • Finance/Insurance predominantly represented by secured lender finance portfolio ◦ 0.00% NPL Ratio ◦ 0.00% Net Charge-Off Ratio (annualized) ◦ 0.00% 30+ Day Past Due Ratio • Senior Housing consists of 87% private pay assisted living/independent living facilities Diverse Industry Exposure 3Q23 Total C&I Portfolio $22.8 billion Amounts may not total due to rounding; (1) These segments are not two-digit NAICS industry divisions; Senior Housing is a subset of NAICS 62 Health Care and Social Assistance, and R/E other and R/E leasing together comprise NAICS 53 Real Estate, Rental, and Leasing (1) (1) (1) C&I Loan Portfolio

26 108 Borrowers 153 Loans SNV Top 10 Markets Senior Housing Portfolio Analysis: $4.0B 87% Private Pay 13% Medicare or Managed Care Top 5 States as a % of Senior Housing Portfolio Florida 10.1% California 7.2% Illinois 6.0% Texas 5.6% New Jersey 5.5% Portfolio % by Region Southeast 33.8% Northeast 19.5% Midwest 17.8% West 15.4% Southwest 13.5% 87% Assisted Living/ Independent Living 13% Skilled Nursing Average Loan Note Balance $26.1 Million 3Q23 Key Credit Statistics: NPL Ratio: 1.9% 90.8% Pass Risk Rated

27 Shared National Credit & Leveraged Loans Portfolio Analysis 3Q23 Key SNC Statistics: NPL Ratio: 0.3% 95.36% Pass Risk Rated $1.1 Billion of SNCs are Leveraged Loans % of SNC Portfolio Industry 26% Other Financial Vehicles(1) 8% Nursing Care Facilities SNF 5% Lessors of Non-Residential Buildings 5% Lessors of Other Real Estate 4% Assisted Living 4% Limited-Service Restaurants 3% Portfolio Management & Investment Advice 2% Consumer Lending 2% Lessors of Residential Buildings + Dwellings 2% 16% 82% 2023 2024 2025 and Beyond SNC Loan Note Maturities % of Total Average SNC Relationship/ Leveraged SNC Loan Note Balance $26.0 Million/$7.4 Million(2) Largest Industry SNC Exposures (1) Primarily comprised of loans in lender finance portfolio; (2) Excludes $0 and negative balances SNC Portfolio: $5.3B; Primary Agent: $570mm; Total Leveraged Loan Portfolio: $2.2B

SYNOVUS

Commercial Real Estate Loan Portfolio

Composition of 3Q23 CRE Portfolio

Total Portfolio $12.4 billion


Office Building
Multi-Family
Hotels
Shopping Center
Other Investment Properties
Warehouses
1-4 Family Perm/Mini-Perm
1-4 Family Construction
Residential Development
Land Acquisition
Commercial Development
15.4%
31.7%
14.4%
10.7%
11.6%
8.0%
3.2%
1.8%
0.7%
1.9%
0.5%

Investment Properties portfolio represent 92% of total CRE portfolio

- The portfolio is well diversified among property types
- Credit quality in Investment Properties portfolio remains excellent

CRE Credit Quality

- 0.28% NPL Ratio
- 0.73% Net Charge-Off Ratio (annualized)
  - (0.01%) CRE NCOs Ratio (annualized), excluding impact of MOB sale
- 0.03% 30+ Day Past Due Ratio
- 0.00% 90+ Day Past Due Ratio

	Investment Properties						Land, Development and Residential Properties	
Portfolio Characteristics (as of September 30, 2023)	Office Building	Multi-family	Shopping Centers	Hotels	Other Investment Properties	Warehouse	Residential Properties[1]	Development & Land
Balance (in millions)	$1,911	$3,931	$1,328	$1,790	$1,432	$986	$621	$396
Weighted Average LTV[2][3]	58.1%	53.6%	57.2%	57.9%	53.2%	57.0%	N/A	N/A
NPL Ratio	1.46%	0.04%	0.05%	0.00%	0.04%	0.02%	0.55%	0.20%
Net Charge-off Ratio (annualized)	4.19%[4]	0.00%	0.01%	0.00%	0.44%[4]	0.00%	(0.01)%	(0.19)%
30+ Days Past Due Ratio	0.00%	0.02%	0.00%	0.00%	0.03%	0.00%	0.28%	0.03%
90+ Days Past Due Ratio	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%

Amounts may not total due to rounding; (1) Includes 1-4 Family Construction and 1-4 Family Perm/Mini-Perm (primarily rental homes); (2) LTV calculated by dividing most recent appraisal (typically at origination) on non-construction component of portfolio by the 9/30/23 commitment amount. (3) Methodology for calculated LTV differs from LTV's noted on slide 24. (4) Stated Charge-off ratio includes the impact of MOB sale

28

SYNOVUS

Office Portfolio Analysis: $1.9B

3Q23 Key Credit Statistics: **NPL Ratio: 1.46%** **NCO Ratio: 4.19% (0.00% excluding impact of MOB sale)** **90 DPD Ratio: 0.00%**

Includes remaining MOB loans of $400mm, primarily originated within our Community Bank

2013
Average effective age of office collateral

$2.7mm
Average size of office loans

$454k
Median size of office loans

Major tenant[2] rollover on non-medical office loans



8.0%
9.0%
83%
2023
2024
2025+

Loan Maturities[2][5][6]



17%
15%
67%
2024
2025
2026+

Loan Location Classification



Medical 21.9%
CBD/Core 19.1%
Suburban near[3] Large Demand Driver 13.1%
Suburban 45.9%

Top 5 MSAs	Current Balance (mm)	LTV[1]
1) Atlanta	$299	58%
2) Charleston	$172	58%
3) Charlotte	$122	62%
4) Tampa	$126	46%
5) Miami	$99	55%

Top 5 Loans and Location	Current Balance (mm)	LTV[1]
1) Naples	$50	56%
2) Charleston	$45	59%
3) Atlanta	$42	73%
4) Atlanta	$41	54%
5) Jacksonville	$40	63%

SNV Top 5 Markets Completions as % of Inventory[4]



5.4%
2.3%
2008
2023

Loan Weighted 3Q23 Rent Growth: SNV Markets vs. US Average[4]



(0.1)%
2.8%
National
SNV

(1) LTV = Current note balance as of 9/30/2023 divided by appraised value at origination or updated value, whichever is more recent; Methodology for calculated LTV differs from LTV's noted on slide 24; (2) Major tenant is defined as contributing more than 20% to NOI; sample set on this analysis and Loan Maturities chart includes office loans greater than $1mm as of 8/31/2023, and comprises over 92% of the office portfolio; (3) Large demand driver would be a significant enterprise that drives demand for the office product, such as government facility, major campus, etc.; (4) Rent growth and supply statistics are 3Q23 numbers from CoStar and represent weighted averages by loan balance; (5) Based on loan dollars

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30 Credit Indicator 3Q23 NPL Ratio 0.75% Net Charge-off Ratio (annualized) 0.33% 30+ Days Past Due Ratio 0.40% 90+ Days Past Due Ratio 0.02% 3Q23 Total Consumer Portfolio $8.5 billion Credit Indicator Home Equity Mortgage Weighted Average Credit Score of 3Q23 Originations 787 773 Weighted Average Credit Score of Total Portfolio 796 783 Weighted Average LTV(1) 73.3% 71.7% Average DTI(2) 35.8% 30.8% Utilization Rate 37.7% N/A Amounts may not total due to rounding; (1) LTV is calculated by dividing the most recent appraisal value (typically at origination) by the sum of the 9/30/2023 commitment amount and any existing senior lien; (2) Average DTI of 3Q23 originations Consumer Credit Quality Consumer Loan Portfolio • 84% of Consumer portfolio is backed by residential real estate • Other Consumer includes secured and unsecured products • Average consumer card utilization rate is 22.5% • Third party HFI portfolio $776 million

31 Non-GAAP Financial Measures ($ in thousands) YTD 3Q23 Total non-interest revenue $352,541 Gain on sale of GLOBALT (1,929) Investment securities (gains) losses, net (1,030) Recovery of NPA (13,126) Fair value adjustment on non-qualified deferred compensation (1,934) Adjusted non-interest revenue $334,522 Amounts may not total due to rounding.

32 Non-GAAP Financial Measures, Continued ($ in thousands) YTD 3Q23 Total non-interest expense $982,566 (Loss) gain on other loans held for sale (50,064) Restructuring (charges) reversals (16,476) Valuation adjustment to Visa derivative (3,927) Gain/(loss) on early extinguishment of debt 903 Fair value adjustment on non-qualified deferred compensation (1,934) Adjusted non-interest expense $911,068 Amounts may not total due to rounding. ($ in thousands) YTD 3Q23 Net interest income $1,379,442 Total non-interest revenue 352,541 Total revenue 1,731,983 Tax equivalent adjustment 3,405 Total taxable-equivalent revenue 1,735,388 Recovery of NPA (13,126) Investment securities losses (gains), net (1,030) Gain on sale of GLOBALT (1,929) Fair value adjustment on non-qualified deferred compensation (1,934) Adjusted revenue $1,717,369